NU SKIN ENTERPRISES, INC.

August 14, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:     Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

        In connection with the Quarterly Report of Nu Skin Enterprises, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven J. Lund, President and Chief Executive Officer of the Company, and Corey B. Lindley, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Steven J. Lund
Steven J. Lund
President and Chief Executive Officer

/s/Corey B. Lindley
Corey B. Lindley
Executive Vice President and Chief Financial Officer